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                                                                  EXHIBIT (j)(1)


                         INDEPENDENT AUDITOR'S CONSENT







The Board of Trustees
ING GET Fund:




We consent to the reference to our firm under the heading "Independent Auditors" in the Statement of Additional Information.




                                                  /s/  KPMG LLP



Boston, Massachusetts
August 26, 2002